AGREEMENT FOR THE SALE OF COMMERCIAL REAL ESTATE This form recommended and approved for, but not restricted to use by, the members of the Pennsylvania Association of Realtors® (PAR). Exhibit 10.1 PARTIES BUYER(S): Campbell Broth3rs Enterprises LLC SELLER(S): Coatesville Savings Bank AKA Presence Bank Buyer is Licensed PA Realtor 402 Bayard Rd Suite 100 Kennett Square, PA 19348 BUYER’S RELATIONSHIP WITH PA LICENSED BROKER No Business Relationship (Buyer is not represented by a broker) Broker (Company) Company Address Company Phone Company Fax Broker is (check only one): Buyer Agent (Broker represents Buyer only) Dual Agent (See Dual and/or Designated Agent box below) Licensee(s) (Name) Direct Phone(s) Cell Phone(s) Fax Email Licensee(s) is (check only one): Buyer Agent (all company licensees represent Buyer) Buyer Agent with Designated Agency (only Licensee(s) named above represent Buyer Dual Agent (See Dual and/or Designated Agent box below) Transaction Licensee (Broker and Licensee(s) provide real estate services but do not represent Buyer) SELLER’S RELATIONSHIP WITH PA LICENSED BROKER No Business Relationship (Seller is not represented by a broker) Broker (Company) Company Address Company Phone Company Fax Broker is (check only one): Seller Agent (Broker represents Seller only) Dual Agent (See Dual and/or Designated Agent box below) Licensee(s) (Name) Direct Phone(s) Cell Phone(s) Fax Email Licensee(s) is (check only one): Seller Agent (all company licensees represent Seller) Seller Agent with Designated Agency (only Licensee(s) named above represent Seller Dual Agent (See Dual and/or Designated Agent box below) Transaction Licensee (Broker and Licensee(s) provide real estate services but do not represent Seller) Buyer Initials: ASC Page 1 of 9 Seller Initials: COPYRIGHT PENNSYLVANIA ASSOCIATION OF REALTORS® 2020 rev. 11/20; rel. 6/20 PROPERTY PROPERTY ADDRESS 126 S 3rd St Oxford PA ZIP 19363 , in the municipality of Oxford Boro , County of Chester , in the Commonwealth of Pennsylvania. Identification (e.g., Parcel #; Lot, Block; Deed Book, Page, Recording Date): Tax ID #(s): 06-04-0229 DUAL AND/OR DESIGNATED AGENCY A Broker is a Dual Agent when a Broker represents both Buyer and Seller in the same transaction. A Licensee is a Dual Agent when a Licensee represents Buyer and Seller in the same transaction. All of Broker’s licensees are also Dual Agents UNLESS there are separate Designated Agents for Buyer and Seller. If the same Licensee is designated for Buyer and Seller, the Licensee is a Dual Agent. By signing this Agreement, Buyer and Seller each acknowledge having been previously informed of, and consented to, dual agency, if applicable.

Buyer Initials: ASC Page 2 of 9 Seller Initials: 1. By this Agreement, dated ___July 19,2024 , Seller hereby agrees to sell and convey to Buyer, who agrees to purchase, the identified Property. 2. PURCHASE PRICE AND DEPOSITS (3-15) (A) Purchase Price $ 625,788.00 ( Six Hundred Twenty-Five Thousand, Seven Hundred Eighty-Eight U.S. Dollars), to be paid as follows: 1. Initial Deposit, within days (5 if not specified) of Execution Date, if not included with this Agreement: $ 60,000.00 2. Additional Deposit within days of the Execution Date: $ 3. $ Remaining balance will be paid at settlement. (B) All funds paid by Buyer, including deposits, will be paid by check, cashier’s check or wired funds. All funds paid by Buyer within 30 DAYS of settlement, including funds paid at settlement, will be by cashier’s check or wired funds, but not by personal check. (C) Deposits, regardless of the form of payment and the person designated as payee, will be paid in U.S. Dollars to Broker for Seller (unless otherwise stated here: Deposit will be held by Anvil Land Transfer Company ), who will retain deposits in an escrow account in conformity with all applicable laws and regulations until consummation or termina-tion of this Agreement. Only real estate brokers are required to hold deposits in accordance with the rules and regulations of the State Real Estate Commission. Checkstendered as deposit monies may be held uncashed pending the execution of this Agreement. 3. SETTLEMENT AND POSSESSION (6-13) (A) Settlement Date is Estimated settlement date on or around 12/1/2024 , or before if Buyer and Seller agree. (B) Settlement will occur in the county where the Property is located or in an adjacent county, during normal business hours, unless Buyer and Seller agree otherwise. (C) At time of settlement, the following will be pro-rated on a daily basis between Buyer and Seller, reimbursing where applicable: current taxes; rents; interest on mortgage assumptions; condominium fees and homeowner association fees; water and/or sewer fees, together with any other lienable municipalservice fees. All charges will be pro-rated for the period(s) covered. Seller will pay up to and including the date of settlement and Buyer will pay for all days following settlement, unless otherwise stated here: (D) For purposes of prorating real estate taxes, the “periods covered” are as follows: 1. Municipal tax bills for all counties and municipalities in Pennsylvania are for the period from January 1 to December 31. 2. School tax bills for the Philadelphia, Pittsburgh and Scranton School Districts are for the period from January 1 to December 31. School tax bills for all other school districts are for the period from July 1 to June 30. (E) Conveyance from Seller will be by fee simple deed of special warranty unless otherwise stated here: (F) Payment of transfer taxes will be divided equally between Buyer and Seller unless otherwise stated here: (G) Possession is to be delivered by deed, existing keys and physical possession to a vacant Property free of debris, with all structures broom-clean, at day and time of settlement, unless Seller, before signing this Agreement, hasidentified in writing that the Property is subject to a lease. (H) If Seller has identified in writing that the Property is subject to a lease, possession is to be delivered by deed, existing keys and assignment of existing leases for the Property, together with security deposits and interest, if any, at day and time of settlement. Seller will not enter into any new leases, nor extend existing leases, for the Property without the written consent of Buyer. Buyer will acknowledge existing lease(s) by initialing the lease(s) at the execution of this Agreement, unless otherwise stated in this Agreement. Tenant-Occupied Property Addendum (PAR Form TOP) is attached and made part of this Agreement. 4. DATES/TIME IS OF THE ESSENCE (3-15) (A) Written acceptance of all parties will be on or before: August 1, 2024 (B) The Settlement Date and all other dates and times identified for the performance of any obligations of this Agreement are of the essence and are binding. (C) The Execution Date of this Agreement is the date when Buyer and Seller have indicated full acceptance of this Agreement by signing and/or initialing it. For purposes of this Agreement, the number of days will be counted from the Execution Date, exclud-ing the day this Agreement was executed and including the last day of the time period. All changes to this Agreement should be initialed and dated. (D) The Settlement Date is not extended by any other provision of this Agreement and may only be extended by mutual written agree-ment of the parties. (E) Certain terms and time periods are pre-printed in this Agreement as a convenience to the Buyer and Seller. All pre-printed terms and time periods are negotiable and may be changed by striking out the pre-printed text and inserting different terms acceptable to all parties, except where restricted by law. 5. FIXTURES AND PERSONAL PROPERTY (6-20) (A) It is possible for certain items of personal property to be so integrated into the Property that they become fixtures and will be regarded as part of the Property and therefore included in a sale. Buyer and Seller are encouraged to be specific when negotiating what items will be included or excluded in this sale.

Buyer Initials: ASC Page 3 of 9 Seller Initials: First Loan on the Property Loan Amount $ years Type of Loan Interest rate %; however, Buyer agrees to accept the interest rate as may be committed by the lender, not to exceed a maximum interest rate of %. Second Loan on the Property Loan Amount $ years Type of Loan Interest rate %; however, Buyer agrees to accept the interest rate as may be committed by the lender, not to exceed a maximum interest rate of %. (B) INCLUDED in this sale are all existing items permanently installed in the Property, free of liens, including plumbing; heating; HVAC equipment; lighting fixtures (including chandeliers and ceiling fans); and water treatment systems, unless otherwise stated below; any remaining heating, cooking and other fuels stored on the Property at the time of settlement. Also included: (C) The following items are not owned by Seller and may be subject to a lease or other financing agreement: (D) EXCLUDED fixtures and items: 6. ZONING (4-14) Failure of this Agreement to contain the zoning classification (except in cases where the property {and each parcel thereof, if subdi-vidable} is zoned solely or primarily to permit single-family dwellings) will render this Agreement voidable at Buyer’s option, and, if voided, any deposits tendered by the Buyer will be returned to the Buyer without any requirement for court action. Zoning Classification, as set forth in the local zoning ordinance: C10 7. BUYER FINANCING (7-22) (A) Buyer may elect to make this Agreement contingent upon obtaining financing for the purchase of the Property. Regardless of any contingency in this Agreement, if Buyer chooses to obtain financing, the following apply: 1. Should Buyer furnish false or incomplete information to Seller, Broker(s) or the lender(s) concerning Buyer’s legal or financial status, or fail to cooperate in good faith in processing the financing application, which results in the lender(s) refusing to approve a financing commitment, Buyer will be in default of this agreement. 2. Within ____ days (10 if not specified) from the Execution Date of this Agreement, Buyer will make a completed, written application for the financing terms stated above to a responsible lender(s) of Buyer’s choice. Broker for Buyer, if any, otherwise Broker for Seller, is authorized to communicate with the lender(s) to assist in the financing process. 3. Seller will provide access to insurers’ representatives and, as may be required by the lender(s), to surveyors, municipal officials, appraisers, and inspectors. (B) Financing Contingency WAIVED. This sale is NOT contingent on financing, although Buyer may obtain financing and/or the parties may include an appraisal contingency. Buyer and Seller understand that the waiver of this contingency does not restrict Buyer’s right to obtain financing for the Property. ELECTED. This sale is contingent upon Buyer obtaining financing according to the terms outlined below. Upon receipt of a financing commitment, Buyer will promptly deliver a copy of the commitment to Seller, but in any case no later than ________________________________________________ (Commitment Date). 1. Unless otherwise agreed to in writing by Buyer and Seller, if a written commitment is not received by Seller by the above date, this Agreement may be terminated by Buyer or Seller, with all deposit monies returned to Buyer according to the terms of Paragraph 24. 2. Buyer will be responsible for any premiums for mechanics’ lien insurance and/or title search, or fee for cancellation of same, if any; AND/OR any premiums for flood insurance and/or fire insurance with extended coverage, insurance binder charges or cancellation fee; if any; AND/OR any appraisal fees and charges paid in advance to lender. 8. CHANGE IN BUYER’S FINANCIAL STATUS (6-20) If a change in Buyer’s financial status affects Buyer’s ability to purchase, Buyer will, within _______ days (5 if not specified) of said change notify Seller and lender(s) to whom the Buyer submitted loan application, if any, in writing. A change in financial status includes, but is not limited to, loss or a change in income; Buyer’s having incurred a new financial obligation; entry of a judgment against Buyer. Buyer understands that applying for and/or incurring an additional financial obligation may affect Buyer’s ability to purchase. 9. SELLER REPRESENTATIONS (1-20) X

Buyer Initials: ASC Page 4 of 9 Seller Initials: (A) Status of Water Seller represents that the Property is served by: Public Water Community Water On-site Water None (B) Status of Sewer 1. Seller represents that the Property is served by: Public Sewer Community Sewage Disposal System Ten-Acre Permit Exemption (see Sewage Notice 2) Individual On-lot Sewage Disposal System (see Sewage Notice 1) Holding Tank (see Sewage Notice 3) Individual On-lot Sewage Disposal System in Proximity to Well (see Sewage Notice 1; see Sewage Notice 4, if applicable) None (see Sewage Notice 1) None Available/Permit Limitations in Effect (see Sewage Notice 5) 2. Notices Pursuant to the Pennsylvania Sewage Facilities Act Notice 1: There is no currently existing community sewage system available for the subject property. Section 7 of the Pennsylvania Sewage Facilities Act provides that no person shall install, construct, request bid proposals for construction, alter, repair or occupy any building or structure for which an individual sewage system is to be installed, without first obtaining a permit. Buyer is advised by this notice that, before signing this Agreement, Buyer should contact the local agency charged with administering the Act to determine the procedure and requirementsfor obtaining a permit for an individualsewage system. The local agency charged with administering the Act will be the municipality where the Property is located or that municipality working cooperatively with others. Notice 2: This Property is serviced by an individual sewage system installed under the ten-acre permit exemption provisions of Section 7 of the Pennsylvania Sewage Facilities Act. (Section 7 provides that a permit may not be required before installing, constructing, awarding a contract for construction, altering, repairing or connecting to an individual sewage system where a ten-acre parcel or lot is subdivided from a parent tract after January 10, 1987). Buyer is advised that soils and site testing were not conducted and that, should the system malfunction, the owner of the Property or properties serviced by the system at the time of a malfunction may be held liable for any contamination, pollution, public health hazard or nuisance which occurs as a result. Notice 3: This Property is serviced by a holding tank (permanent or temporary) to which sewage is conveyed by a water carrying system and which is designed and constructed to facilitate ultimate disposal of the sewage at another site. Pursuant to the Pennsylvania Sewage Facilities Act, Seller must provide a history of the annual cost of maintaining the tank from the date of its installation or December 14, 1995, whichever is later. Notice 4: An individual sewage system has been installed at an isolation distance from a well that is less than the dis-tance specified by regulation. The regulations at 25 Pa. Code §73.13 pertaining to minimum horizontal isolation distances provide guidance. Subsection (b) of §73.13 states that the minimum horizontal isolation distance between an individual water supply or water supply system suction line and treatment tanks shall be 50 feet. Subsection (c) of §73.13 states that the hor-izontal isolation distance between the individual water supply or water supply system suction line and the perimeter of the absorption area shall be 100 feet. Notice 5: This lot is within an area in which permit limitations are in effect and is subject to those limitations. Sewage facilities are not available for this lot and construction of a structure to be served by sewage facilities may not begin until the municipality com-pletes a major planning requirement pursuant to the Pennsylvania Sewage Facilities Act and regulations promulgated thereunder. (C) Seller represents and warrants that Seller has no knowledge except as noted in this Agreement that: (1) The premises have been contaminated by any substance in any manner which requires remediation; (2) The Property contains wetlands, flood plains, or any other environmentally sensitive areas, development of which is limited or precluded by law; (3) The Property contains asbestos, polychlorinated biphenyls, lead-based paint or any other substance, the removal or disposal of which is subject to any law or reg-ulation; and (4) Any law has been violated in the handling or disposing of any material or waste or the discharge of any material into the soil, air, surface water, or ground water. (D) Seller agrees to indemnify and to hold Broker harmless from and against all claims, demands, or liabilities, including attorneys fees and court costs, which arise from or are related to the environmental condition or suitability of the Property prior to, during, or after Seller’s occupation of the Property including without limitation any condition listed in Paragraph 9(C). (E) Seller is not aware of historic preservation restrictions regarding the Property unless otherwise stated here: (F) Seller represents that, as of the date Seller signed this Agreement, no public improvement, condominium or homeowner asso-ciation assessments have been made against the Property which remain unpaid, and that no notice by any government or public authority has been served upon Seller or anyone on Seller’s behalf, including notices relating to violations of zoning, housing, building, safety or fire ordinances that remain uncorrected, and that Seller knows of no condition that would constitute a violation of any such ordinances that remain uncorrected, unless otherwise specified here: (G) Seller knows of no other potential notices (including violations) and/or assessments except as follows: X X

Buyer Initials: ASC Page 5 of 9 Seller Initials: (H) Access to a public road may require issuance of a highway occupancy permit from the Department of Transportation. (I) Internet of Things (IoT) Devices 1. The presence ofsmart and green devicesthat are capable of connecting to the Internet, directly or indirectly, and the data stored on those devices make up a digital ecosystem in the Property sometimes referred to as the “Internet of Things (IoT).” Buyer and Seller acknowledge that IoT devices may transmit data to third parties outside of the control of their owner. 2. On or before settlement, Seller will make a reasonable effort to clear all data stored on all IoT devices located on the Property and included in the sale. Seller further acknowledges that all personal devices owned by Seller (including but not limited to cellular telephones, personal computers and tablets) having connectivity to any IoT device(s) located on the Property will be disconnected and cleared of relevant data prior to settlement. Further, no attempts will be made after settlement by Seller or anyone on Seller’s behalf to access any IoT devices remaining on the Property. 3. Following settlement, Buyer will make a reasonable effort to clear all stored data from any IoT device(s) remaining on the Property and to restrict access to said devices by Seller, Seller’s agents or any third party to whom Seller may have previously provided access. This includes, but is not limited to, restoring IoT devices to original settings, changing passwords or codes, updating network settings and submitting change of ownership and contact information to device manufacturers and service providers. 4. This paragraph will survive settlement. 10. WAIVER OF CONTINGENCIES (9-05) If this Agreement is contingent on Buyer’sright to inspect and/or repair the Property, or to verify insurability, environmental conditions, boundaries, certifications, zoning classification or use, or any other information regarding the Property, Buyer’s failure to exercise any of Buyer’s options within the times set forth in this Agreement is a WAIVER of that contingency and Buyer accepts the Property and agrees to the RELEASE in Paragraph 26 of this Agreement. 11. BUYER’S DUE DILIGENCE (3-15)

Buyer Initials: ASC Page 6 of 9 Seller Initials: WAIVED. This sale is NOT contingent upon the results of any inspection(s), although Buyer may inspect the Property (including fixtures and any personal property specifically listed herein). Buyer agrees to purchase the Property IN ITS PRESENT CONDITION, regardless of the results of any inspection(s) or findings that Buyer may learn of after the Execution Date of this Agreement. ELECTED. This sale IS contingent upon the results of inspection(s). It is Buyer’s responsibility to determine that the condition and permitted use of the property is satisfactory. Buyer may, within days (30 if not specified) from the Execution Date of this Agreement, conduct due diligence (Due Diligence Period), which includes, but is not limited to, verifying that the condi-tion, permitted use, insurability, environmental conditions, boundaries, certifications, deed restrictions, zoning classifications and any other features of the Property are satisfactory. Buyer may request that the property be inspected, at Buyer’s expense, by qualified professionals to determine the physical, structural, mechanical and environmental condition of the land, improvements or their components, or for the suitability of the property for Buyer’s needs. If, as the result of Buyer’s due diligence, Buyer determines that the Property is not suitable for Buyer’s needs, Buyer may, prior to the expiration of the Due Diligence Period, terminate this Agreement by written notice to Seller, with all deposit monies returned to Buyer according to the terms of Paragraph 24 of this Agreement. In the event that Buyer has not provided Seller with written notice of Buyer’s intent to termi-nate this Agreement prior to the end of the Due Diligence Period, this Agreement shall remain in full force and effect in accor-dance with the terms and conditions as more fully set forth in this Agreement. (A) Buyer has been given the opportunity to inspect the Property (including fixtures and any personal property specifically listed herein) and, subject to the Due Diligence contingency if elected, agrees to purchase the Property IN ITS PRESENT CON-DITION unless the parties agree otherwise in writing. Buyer’s decision to purchase the Property is a result of Buyer’s own inspections and determinations and not because of or in reliance on any representations made by Seller or any other party. Buyer acknowledges that Brokers, their licensees, employees, officers or partners have not made an independent examination or determination of the structural soundness of the Property, the age or condition of the components, environmental conditions, the permitted uses, nor of conditions existing in the locale where the Property is situated; nor have they made a mechanical inspection of any of the systems contained therein. (B) Any repairs required by this Agreement will be completed in a workmanlike manner. (C) Revised flood maps and changes to Federal law may substantially increase future flood insurance premiums or require insurance for formerly exempt properties. Buyer should consult with one or more insurance agents regarding the need for flood insurance and possible premium increases. 12. NOTICES, ASSESSMENTS AND MUNICIPAL REQUIREMENTS (4-14) (A) In Pennsylvania, taxing authorities (school districts and municipalities) and property owners may appeal the assessed value of a property at the time of sale, or at any time thereafter. A successful appeal by a taxing authority may result in a higher assessed value for the property and an increase in property taxes. Also, periodic county-wide property reassessments may change the assessed value of the property and result in a change in property tax. (B) With the exception of county-wide reassessments, assessment appeal notices, notices of change in millage rates or increases in rates, in the event any other notices, including violations, and/or assessments are received after Seller has signed this Agreement and before settlement, Seller will within days (10 if not specified) of receiving the notices and/or assessments provide a copy of the notices and/or assessments to Buyer and will notify Buyer in writing that Seller will: 1. Fully comply with the notices and/or assessments, at Seller’s expense, before settlement. If Seller fully complies with the notices and/or assessments, Buyer accepts the Property and agrees to the RELEASE in Paragraph 26 of this Agreement, OR 2. Not comply with the notices and/or assessments. If Seller chooses not to comply with the notices and/or assessments, or fails within the stated time to notify Buyer whether Seller will comply, Buyer will notify Seller in writing within days (10 if not specified) that Buyer will: a. Comply with the notices and/or assessments at Buyer’s expense, accept the Property, and agree to the RELEASE in Paragraph 26 of this Agreement, OR b. Terminate this Agreement by written notice to Seller, with all deposit monies returned to Buyer according to the terms of Paragraph 24 of this Agreement. If Buyer fails to respond within the time stated in Paragraph 12(B)(2) or fails to terminate this Agreement by written notice to Seller within that time, Buyer will accept the Property and agree to the RELEASE in Paragraph 26 of this Agreement. (C) If required by law, within 30 DAYS from the Execution Date of this Agreement, but in no case later than 15 DAYS prior to Settlement Date, Seller will order at Seller’s expense a certification from the appropriate municipal department(s) disclosing notice of any uncorrected violations of zoning, housing, building, safety or fire ordinances and/or a certificate permitting occupancy of the Property. If Buyer receives a notice of any required repairs/improvements, Buyer will promptly deliver a copy of the notice to Seller. (D) Seller has no knowledge of any current or pending condemnation or eminent domain proceedings that would affect the Property. If any portion of the Property should be subject to condemnation or eminent domain proceedings after the signing of this Agreement, Seller shall immediately advise Buyer, in writing, of such proceedings. Buyer will have the option to terminate this Agreement by written notice to Seller within days (15 days if not specified) after Buyer learns of the filing of such proceedings, with all deposit monies returned to Buyer according to the terms of Paragraph 24 of this Agreement. Buyer’s failure to provide notice of termination within the time stated will constitute a WAIVER of this contingency and all other terms of this Agreement remain in full force and effect. 13. TAX DEFERRED EXCHANGE (4-14) (A) If Seller notifies Buyer that it wishes to enter into a tax deferred exchange for the Property pursuant to the Internal Revenue Code, Buyer agrees to cooperate with Seller in connection with such exchange, including the execution of such documents as may be reasonably necessary to conduct the exchange, provided that there shall be no delay in the agreed-to settlement date, and that any additional costs associated with the exchange are paid solely by Seller. Buyer is aware that Seller anticipates assigning Seller’s interest in this Agreement to a third party under an Exchange Agreement and consents to such assignment. Buyer shall not

Buyer Initials: ASC Page 7 of 9 Seller Initials: be required to execute any note, contract, deed or other document providing any liability which would survive the exchange, nor shall Buyer be obligated to take title to any property other than the Property described in this Agreement. Seller shall indemnify and hold harmless Buyer against any liability which arises or is claimed to have arisen from any aspect of the exchange transaction. (B) If Buyer notifies Seller that it wishes to enter into a tax deferred exchange for the Property pursuant to the Internal Revenue Code, Seller agrees to cooperate with Buyer in connection with such exchange, including the execution of such documents as may be reasonably necessary to conduct the exchange, provided that there shall be no delay in the agreed-to settlement date, and that any additional costs associated with the exchange are paid solely by Buyer. Seller is aware that Buyer has assigned Buyer’s interest in this Agreement to a third party under an Exchange Agreement and consents to such assignment. Seller shall not be required to execute any note, contract, deed or other document providing any liability which would survive the exchange. Buyer shall indemnify and hold harmless Seller against any liability which arises or is claimed to have arisen from any aspect of the exchange transaction. 14. COMMERCIAL CONDOMINIUM (10-01) NOT APPLICABLE. APPLICABLE. Buyer acknowledges that the condominium unit to be transferred by this Agreement is intended for nonresiden-tial use, and that Buyer may agree to modify or waive the applicability of certain provisions of the Uniform Condominium Act of Pennsylvania (68 Pa.C.S. §3101 et seq.). 15. TITLES, SURVEYS AND COSTS (6-20) (A) The Property will be conveyed with good and marketable title that is insurable by a reputable title insurance company at the reg-ular rates, free and clear of all liens, encumbrances, and easements, excepting however the following: existing deed restrictions; historic preservation restrictions or ordinances; building restrictions; ordinances; easements of roads; easements visible upon the ground; easements of record; and privileges or rights of public service companies, if any. (B) Buyer will pay for the following: (1) Title search, title insurance and/or mechanics’ lien insurance, or any fee for cancellation; (2) Flood insurance, fire insurance, hazard insurance, mine subsidence insurance, or any fee for cancellation; (3) Appraisal fees and charges paid in advance to mortgage lender; (4) Buyer’s customary settlement costs and accruals. (C) Any survey or surveys required by the title insurance company or the abstracting company for preparing an adequate legal description of the Property (or the correction thereof) will be obtained and paid for by Seller. Any survey or surveys desired by Buyer or required by the mortgage lender will be obtained and paid for by Buyer. (D) If a change in Seller’s financial status affects Seller’s ability to convey title to the Property as set forth in this Agreement on or before the Settlement Date, or any extension thereof, Seller shall, within days (5 if not specified) notify Buyer, in writing. A change in financial status includes, but is not limited to, Seller filing bankruptcy; filing of a foreclosure law suit against the Property; entry of a monetary judgment against Seller; notice of public tax sale affecting the Property; and Seller learning that the sale price of the Property is no longer sufficient to satisfy all liens and encumbrances against the Property. In the event of the death of Seller, the representative of the estate, or a surviving Seller shall immediately notify Buyer (E) If Seller is unable to give good and marketable title that is insurable by a reputable title insurance company at the regular rates, as specified in Paragraph 15(A), Buyer may terminate this Agreement by written notice to Seller, or take such title as Seller can convey. If the title condition precludes Seller from conveying title, Buyer’s sole remedy shall be to terminate this Agreement. Upon termina-tion, all deposit monies shall be returned to Buyer according to the terms of Paragraph 24 of this Agreement and Seller will reimburse Buyer for any costs incurred by Buyer for any inspections or certifications obtained according to the terms of this Agreement, and for those items specified in Paragraph 15(B) items (1), (2), (3) and in Paragraph 15(C). (F) Oil, gas, mineral, or other rights of this Property may have been previously conveyed or leased, and Sellers make no representa-tion about the status of those rights unless indicated elsewhere in this Agreement. Oil, Gas and Mineral Rights Addendum (PAR Form OGM) is attached and made part of this Agreement. (G) COAL NOTICE (Where Applicable) this document may not sell, convey, transfer, include or insure the title to the coal and rights of support under-neath the surface land described or referred to herein, and the owner or owners of such coal may have the complete legal right to remove all such coal and in that connection, damage may result to the surface of the land and any house, building or other structure on or in such land. (This notice is set forth in the manner provided in Section 1 ofthe Act of July 17, 1957, P.L. 984.) “Buyer acknowledges that he may not be obtaining the right of protection against subsidence resulting from coal mining operations, and that the property described herein may be protected from damage due to mine subsidence by a private contract with the owners of the economic interests in the coal. This acknowledgment is made for the purpose of complying with the provisions of Section 14 of the Bituminous Mine Subsidence and the Land Conservation Act of April 27, 1966.” Buyer agreesto sign the deed from Seller which deed will contain the aforesaid provision. (H) The Property is not a “recreational cabin” as defined in the PennsylvaniaConstructionCode Act unless otherwise stated here : (I) 1. This property is not subject to a Private Transfer Fee Obligation unless otherwise stated here : X

Buyer Initials: ASC Page 7 of 9 Seller Initials: Private Transfer Fee Addendum (PAR Form PTF) is attached and made part of this Agreement. 2. Notice Regarding Private Transfer Fees: In Pennsylvania, Private Transfer Fees are defined and regulated in the Private Transfer Fee Obligation Act (Act 1 of 2011; 68 Pa.C.S. §§ 8101, et. seq.), which defines a Private Transfer Fee as “a fee that is payable upon the transfer of an interest in real property, or payable for the right to make or accept the transfer, if the obli-gation to pay the fee or charge runs with title to the property or otherwise binds subsequent owners of property, regardless of whether the fee or charge is a fixed amount or is determined as a percentage of the value of the property, the purchase price or other consideration given for the transfer.” A Private Transfer Fee must be properly recorded to be binding, and sellers mustdisclose the existence of the fees to prospective buyers. Where a Private Transfer Fee is not properly recorded or disclosed, the Act gives certain rights and protections to buyers. 16. MAINTENANCE AND RISK OF LOSS (10-06) (A) Seller will maintain the Property, grounds, fixtures and personal property specifically listed in this Agreement in its present con-dition, normal wear and tear excepted. (B) Seller will promptly notify the Buyer if, at any time prior to the time of settlement, all or any portion of the Property is destroyed, or damaged as a result of any cause whatsoever. (C) Seller bears the risk of loss from fire or other casualties until settlement. If any property included in this sale is destroyed and not replaced, Buyer will: 1. Accept the Property in its then current condition together with the proceeds of any insurance recovery obtainable by Seller, OR 2. Terminate this Agreement by written notice to Seller, with all deposit monies returned to Buyer according to the terms of Paragraph 24 of this Agreement. 17. RECORDING (9-05) This Agreement will not be recorded in the Office of the Recorder of Deeds or in any other office or place of public record. If Buyer causes or permits this Agreement to be recorded, Seller may elect to treat such act as a default of this Agreement. 18. ASSIGNMENT (1-10) This Agreement is binding upon the parties, their heirs, personal representatives, guardians and successors, and to the extent assign-able, on the assigns of the parties hereto. Buyer will not transfer or assign this Agreement without the written consent of Seller unless otherwise stated in this Agreement. Assignment of this Agreement may result in additional transfer taxes. 19. GOVERNING LAW, VENUE AND PERSONAL JURISDICTION (9-05) (A)The validity and construction of this Agreement, and the rights and duties of the parties, will be governed in accordance with the laws of the Commonwealth of Pennsylvania. (B) The parties agree that any dispute, controversy or claim arising under or in connection with this Agreement or its performance by either party submitted to a court shall be filed exclusively by and in the state or federal courts sitting in the Commonwealth of Pennsylvania. Seller understands that any documentation provided under this provision may be disclosed to the Internal Revenue Service by Buyer, and that any false statements contained therein could result in punishment by fine, imprisonment, or both. 20. NOTICE REGARDING CONVICTED SEX OFFENDERS (MEGAN’S LAW) (6-13) The Pennsylvania General Assembly has passed legislation (often referred to as “Megan’s Law,” 42 Pa.C.S. § 9791 et seq.) providing for community notification of the presence of certain convicted sex offenders. Buyers are encouraged to contact the municipal police department or the Pennsylvania State Police for information relating to the presence of sex offenders near a particular property, or to check the information on the Pennsylvania State Police Web site at www.pameganslaw.state.pa.us. 21. CERTIFICATION OF NON-FOREIGN INTEREST (10-01) Seller IS a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate subject to Section 1445 of the Internal Revenue Code, which provides that a transferee (Buyer) of a U.S. real property interest must withhold tax if the transferor (Seller) is a foreign person. Seller is NOT a foreign person, foreign corporation, foreign partnership, foreign trust, or a foreign estate as defined by the Internal Revenue Code, or is otherwise not subject to the tax withholding requirements of Section 1445 of the Internal Revenue Code. To inform Buyer that the withholding of tax is not required upon the sale/disposition of the Property by Seller, Seller hereby agrees to furnish Buyer, at or before closing, with the following: An affidavit stating, under penalty of perjury, the Seller’s U.S. taxpayer identification number and that the Seller is not a foreign person. A “qualifying statement,” as defined by statute, that tax withholding is not required by Buyer. Other: 22. REPRESENTATIONS (1-10) (A) All representations, claims, advertising, promotional activities, brochures or plans of any kind made by Seller, Brokers, their licens-ees, employees, officers or partners are not a part of this Agreement unless expressly incorporated or stated in this Agreement. This Agreement contains the whole agreement between Seller and Buyer, and there are no other terms, obligations, covenants, representations, statements or conditions, oral or otherwise, of any kind whatsoever concerning this sale. This Agreement will not be altered, amended, changed or modified except in writing executed by the parties. (B) Broker(s) have provided or may provide services to assist unrepresented parties in complying with this Agreement. 23. BROKER INDEMNIFICATION (6-13) (A) Buyer and Seller represent that the only Brokers involved in this transaction are: NONE , X X X

451 Buyer Initials: ASC Page 8 of 9 Seller Initials: and that the transaction has not been brought about through the efforts of anyone other than said Brokers. It is agreed that if any claims for brokerage commissions or fees are ever made against Buyer or Seller in connection with this transaction, each party shall pay its own legal fees and costs in connection with such claims. It is further agreed that Buyer and Seller agree to indemnify and hold harmless each other and the above-listed Brokers from and against the non-performance of this Agreement by either party, and from any claim of loss or claim for brokerage commissions, including all legal fees and costs, that may be made by any person or entity. This paragraph shall survive settlement. (B) Seller and Buyer acknowledge that any Broker identified in this Agreement: (1) Is a licensed real estate broker; (2) Is not an expert in construction, engineering, code or regulatory compliance or environmental matters and was not engaged to provide advice or guidance in such matters, unless otherwise stated in writing; and (3) Has not made and will not make any representations or warranties nor conduct investigations of the environmental condition or suitability of the Property or any adjacent property, including but not limited to those conditions listed in Paragraph 9(C). 24. DEFAULT, TERMINATION AND RETURN OF DEPOSITS (1-18) (A) Where Buyer terminates this Agreement pursuant to any right granted by this Agreement, Buyer will be entitled to a return of all deposit monies paid on account of Purchase Price pursuant to the terms of Paragraph 24(B), and this Agreement will be VOID. Termination of this Agreement may occur for other reasons giving rise to claims by Buyer and/or Seller for the deposit monies. (B) Regardless of the apparent entitlement to deposit monies, Pennsylvania law does not allow a Broker holding deposit monies to determine who is entitled to the deposit monies when settlement does not occur. Broker can only release the deposit monies: 1. If this Agreement is terminated prior to settlement and there is no dispute over entitlement to the deposit monies. A written agreement signed by both parties is evidence that there is no dispute regarding deposit monies. 2. If, after Broker has received deposit monies, Broker receives a written agreement that is signed by Buyer and Seller, directing Broker how to distribute some or all of the deposit monies. 3. According to the terms of a final order of court. 4. According to the terms of a prior written agreement between Buyer and Seller that directs the Broker how to distribute the deposit monies if there is a dispute between the parties that is not resolved. (See Paragraph 24(C)) (C) Buyer and Seller agree that if there is a dispute over the entitlement to deposit monies that is unresolved days (180 if not specified) days after the Settlement Date stated in Paragraph 3(A) (or any written extensions thereof) or following date of termina-tion of the Agreement, whichever is earlier, then the Broker holding the deposit monies will, within 30 days of receipt of Buyer’s written request, distribute the deposit monies to Buyer unless the Broker is in receipt of verifiable written notice that the dispute is the subject of litigation or mediation. If Broker has received verifiable written notice of litigation or mediation prior to the receipt of Buyer’s request for distribution, Broker will continue to hold the deposit monies until receipt of a written distribution agreement between Buyer and Seller or a final court order. Buyer and Seller are advised to initiate litigation or mediation for any portion of the deposit monies prior to any distribution made by Broker pursuant to this paragraph. Buyer and Seller agree that the distribution of deposit monies based upon the passage of time does not legally determine entitlement to deposit monies, and that the parties maintain their legal rights to pursue litigation even after a distribution is made. (D) Buyer and Seller agree that Broker who holds or distributes deposit monies pursuant to the terms of Paragraph 24 or Pennsylvania law will not be liable. Buyer and Seller agree that if any Broker or affiliated licensee is named in litigation regarding deposit monies, the attorneys’ fees and costs of the Broker(s) and licensee(s) will be paid by the party naming them in litigation. (E) Seller has the option of retaining all sums paid by Buyer, including the deposit monies, should Buyer: 1. Fail to make any additional payments as specified in Paragraph 2, OR 2. Furnish false or incomplete information to Seller, Broker(s), or any other party identified in this Agreement concerning Buyer’s legal or financial status, OR 3. Violate or fail to fulfill and perform any other terms or conditions of this Agreement. (F) Unless otherwise checked in Paragraph 24(G), Seller may elect to retain those sums paid by Buyer, including deposit monies: 1. On account of purchase price, OR 2. As monies to be applied to Seller’s damages, OR 3. As liquidated damages for such default. (G) SELLER IS LIMITED TO RETAINING SUMS PAID BY BUYER, INCLUDING DEPOSIT MONIES, AS LIQUI-DATED DAMAGES. (H) If Seller receives allsums paid and/or owed by Buyer, including deposit monies, asliquidated damages pursuant to Paragraph 24(F) or (G), Buyer and Seller are released from further liability or obligation and this Agreement is VOID. (I) Brokers and licensees are not responsible for unpaid deposits. 25. ARBITRATION OF DISPUTES (1-00) Buyer and Seller agree to arbitrate any dispute between them that cannot be amicably resolved. After written demand for arbitration by either Buyer or Seller, each party will select a competent and disinterested arbitrator. The two so selected will select a third. If selection of the third arbitrator cannot be agreed upon within 30 days, either party may request that selection be made by a judge of a court of record in the county in which arbitration is pending. Each party will pay its chosen arbitrator, and bear equally expenses for the third and all other expenses of arbitration. Arbitration will be conducted in accordance with the provisions of Pennsylvania Common Law Arbitration 42 Pa. C.S.A. §7341 et seq. This agreement to arbitrate disputes arising from this Agreement will survive settlement. 26. RELEASE (9-05) X

Buyer releases, quit claims and forever discharges SELLER, ALL BROKERS, their LICENSEES, EMPLOYEES and any OFFICER or PARTNER of any one of them and any other PERSON, FIRM or CORPORATION who may be liable by or through them, from any and all claims, losses or demands, including, but not limited to, personal injury and property damage and all of the consequences thereof, whether known or not, which may arise from the presence of termites or other wood-boring insects, radon, lead-based paint hazards, mold, fungi or indoor air quality, environmental hazards, any defects in the individual on-lot sewage disposal system or deficiencies in the on-site water service system, or any defects or conditions on the Property. Should Seller be in default under the terms of this Agreement or in violation of any Seller disclosure law or regulation, this release does not deprive Buyer of any right to pursue any remedies that may be available under law or equity. This release will survive settlement. 27. REAL ESTATE RECOVERY FUND (1-18) A Real Estate Recovery Fund exists to reimburse any persons who have obtained a final civil judgment against a Pennsylvania real estate licensee (or a licensee’s affiliates) owing to fraud, misrepresentation, or deceit in a real estate transaction and who have been unable to collect the judgment after exhausting all legal and equitable remedies. For complete details about the Fund, call (717) 783- 3658. 28. COMMUNICATIONS WITH BUYER AND/OR SELLER (6-13) Wherever this Agreement contains a provision that requires or allows communication/delivery to a Buyer, that provision shall be satisfied by communication/delivery to the Broker for Buyer, if any, except where required by law. If there is no Broker for Buyer, those provisions may be satisfied only by communication/delivery being made directly to the Buyer, unless otherwise agreed to by the parties. Wherever this Agreement contains a provision that requires or allows communication/delivery to a Seller, that provision shall be satisfied by communication/delivery to the Broker for Seller, if any. If there is no Broker for Seller, those provisions may be satisfied only by communication/delivery being made directly to the Seller, unless otherwise agreed to by the parties. 29. NOTICE BEFORE SIGNING (4-14) Unless otherwise stated in writing, Buyer and Seller acknowledge that Brokers are not experts in legal or tax matters and that Brokers have not made, nor will they make, any representations or warranties nor conduct research of the legal or tax ramifications of this Agreement. Buyer and Seller acknowledge that Brokers have advised them to consult and retain experts concerning the legal and tax effects of this Agreement and the completion of the sale, as well as the condition and/or legality of the Property, including, but not limited to, the Property’s improvements, equipment, soil, tenancies, title and environmental aspects. Buyer and Seller acknowledge receipt of a copy of this Agreement at the time of signing. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and which counterparts together shall constitute one and the same Agreement of the Parties. WHEN SIGNED, THIS AGREEMENT IS A BINDING CONTRACT. Return of this Agreement, and any addenda and amend-ments, including return by electronic transmission, bearing the signatures of all parties, constitutes acceptance by the parties. 30. SPECIAL CLAUSES (4-14) (A) The following are part of this Agreement if checked: Appraisal Contingency Addendum to Agreement of Sale (PAR Form ACA) Short Sale Addendum to Agreement of Sale (PAR Form SHS) Zoning Change Addendum to Agreement of Sale (PAR Form ZCA) (B) Additional Terms: Agreement is contingent upon seller entering into a lease agreement with Campbell Broth3rs Enterprises LLC pursuant to lease agreement attached. (Exhibit A) Buyer has received the Consumer Notice, where applicable, as adopted by the State Real Estate Commission at 49 Pa. Code §35.336. Buyer has received a statement of Buyer’s estimated closing costs before signing this Agreement. Buyer has received the Deposit Money Notice (for cooperative sales when Broker for Seller is holding deposit money) before signing this Agreement. BUYER /s/ Brian Campbell DATE 7/25/2024 Mailing Address Phone(s) Fax Email BUYER DATE Mailing Address Phone(s) Fax Email BUYER DATE Mailing Address Phone(s) Fax Email

AUTHORIZED REPRESENTATIVE Brian Campbell Title Owner COMPANY Campbell Broth3rs Enterprises LLC Seller has received the Consumer Notice, where applicable, as adopted by the State Real Estate Commission at 49 Pa. Code § 35.336. Seller has received a statement of Seller’s estimated closing costs before signing this Agreement. VOLUNTARY TRANSFER OF CORPORATE ASSETS (if applicable): The undersigned acknowledges that he/she is authorized 493 by the Board of Directors to sign this Agreement on behalf of the Seller corporation and that this sale does not constitute a sale, lease, or 494 exchange of all or substantially all the property and assets of the corporation, such as would require the authorization or consent of the 495 shareholders pursuant to 15 P.S. §1311. SELLER Presence Bank /s/ Janak M. Amin DATE July 25, 2024 Mailing Address Phone(s) Fax Email SELLER DATE Mailing Address Phone(s) Fax Email SELLER DATE Mailing Address Phone(s) Fax Email AUTHORIZED REPRESENTATIVE Janak M. Amin Title President & CEO COMPANY Coatesville Savings Bank AKA Presence Bank ASC Page 10 of 10